360 FUNDS

FinTrust Income and Opportunity Fund

Class A Shares (HROAX) Institutional Class Shares (HIOIX)

Supplement dated August 9, 2024

To the Fund's Prospectus and Statement of Additional Information dated March 29, 2024

Notice of special shareholders meeting

At a special meeting of shareholders expected to be held on or about August 30, 2024 (the “Meeting”), shareholders of the FinTrust Income and Opportunity Fund (the “Fund”) will be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between 360 Funds (the “Trust”), on behalf of the Fund, and the Fund’s new investment adviser, M3Sixty Capital, LLC (“M3Sixty Capital” or the “Adviser”).

Shareholders of record as of July 31, 2024, will be eligible to vote at the Meeting. Proxy materials containing additional information about the New Advisory Agreement will be mailed to such shareholders in August 2024.

Summary of expected change of control

FinTrust Capital Advisors, LLC (“FinTrust”), is the current adviser to the Fund under an investment advisory agreement between the Trust and FinTrust (the “Current Advisory Agreement”). The Current Advisory Agreement is expected to terminate because FinTrust is being acquired by another investment adviser (the “Transaction”). The Transaction is expected to close on August 31, 2024 (the “Closing Date”). Under the Investment Company Act of 1940, as amended, this Transaction will constitute a change in control of FinTrust, which will, in turn, result in the assignment and termination of the Current Advisory Agreement. Shareholders are being asked to vote on the New Advisory Agreement to approve the Adviser to allow the Adviser to serve as the Fund’s investment adviser without interruption and to manage the assets of the Fund.

The change of control will cause a change in the portfolio management team, but will not result in any changes to the Fund’s investment objective, strategies, risks, any increase in the fees and expenses of the Fund, and is not expected to affect the management or operations of the Fund substantially.

New Investment Advisory Agreement

FinTrust recommended that M3Sixty Capital take over management of the Fund under the New Advisory Agreement or that the Fund be liquidated, effective on the Closing Date. At a meeting on August 8, 2024, the Board of Trustees of the Trust (the “Board”) considered the Fund’s options and, in anticipation of the Transaction, approved the New Advisory Agreement between the Trust and the Adviser to take effect on the Closing Date, subject to shareholder approval. Pursuant to the New Advisory Agreement, the Adviser will provide advisory services to the Fund starting on the date on which the Fund’s shareholders approve the New Advisory Agreement. The New Advisory Agreement is identical in all material respects to the Current Advisory Agreement, except for the named investment adviser and commencement and renewal dates.

At the Board meeting, the Board also approved a new expense limitation agreement between the Trust and the Adviser, subject to shareholder approval, which is identical in all material respects to the current expense limitation agreement between the Trust and FinTrust, except for the named investment adviser and commencement and renewal dates. The current expense limitation agreement will automatically terminate upon the assignment of the Current Advisory Agreement.

This Supplement revises information in the Fund’s Prospectus and Statement of Additional Information dated March 29, 2024. If you would like another copy of the Fund’s Prospectus, call us at 1-877-244-6235 or write us at FinTrust Income and Opportunity Fund, c/o M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

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